DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS November 30, 1995

DEAR SHAREHOLDER:

During the six months ended November 30, 1995, interest rates continued to decline. By the end of November, yields on intermediate- and long-term bonds declined to levels last seen before the Federal Reserve Board started to raise interest rates in February 1994. On November 30, the 30-year U.S. Treasury bond was yielding 6.14 percent, compared to 6.67 percent, six months ago. Short-term interest rates also declined during the reporting period. At the end of the period, the 2-year U.S. Treasury note was yielding 5.36 percent, compared to 5.89 percent, six months ago.

Much of the bond market's strength during the past six months can be attributed to the continued slowdown in economic activity, particularly in the housing, automobile and retail sectors. In addition, despite today's relatively low unemployment level and the volatility of the commodities markets, inflation has stabilized below three percent. Recent economic data support the perception that the central bank has successfully orchestrated a soft landing whereby the U.S. economy is growing quickly enough to avoid recession, yet not so rapidly that inflationary pressure becomes a major issue.

PERFORMANCE AND PORTFOLIO STRUCTURE

Against this backdrop, Dean Witter Short-Term U.S. Treasury Trust produced a total return of 3.45 percent for the six months ended November 30, 1995, compared to a return of 3.76 percent for the Lehman Brothers Government Bond (1-3 year) Index over the same period. On November 30, the Fund's net assets totaled $287.8 million. During the six-month period under review, the Fund paid income distributions totalling approximately $0.27 per share. The Fund, whose income is free from state and local taxes in all 50 states and the District of Columbia, continues to offer investors an attractive alternative to other short-term investments.

The Fund maintains a diversified investment strategy across the maturity spectrum, often out to a maximum of five years. The Fund's performance

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1995, continued

during the semiannual period was reflective of the sharply lower interest rate environment. In response to 1995's market rally, the Fund's average maturity was gradually extended as attractive investment opportunities became available. This enabled the Fund to continue to provide a competitive level of income as well as capital appreciation. On November 30, 1995, the Fund's average maturity was approximately 2.0 years.

LOOKING AHEAD

We believe the U.S. economy will maintain a slow to moderate pace into the first quarter of 1996. Despite a 25 basis point cut in the federal-funds rate in July 1995 and again in December, we believe that the Federal Reserve Board will want to see a sustained confirmation of weak economic trends before taking significant further action, unless the legislators in Washington put together a credible deficit-reduction package. Inflation should remain subdued in the months ahead.

We appreciate your ongoing support of Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1995 (unaudited)


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                     DESCRIPTION AND MATURITY DATE                    COUPON RATE         VALUE
-----------  ----------------------------------------------------------------  -------------  -------------
             U.S. GOVERNMENT OBLIGATIONS (98.5%)
             U.S. Treasury Notes (91.8%)
$20,000      07/31/97  .......................................................      5.50%      $ 20,034,375
 10,000      09/30/97  .......................................................      5.50         10,018,750
  8,500      01/31/98  .......................................................     5.625          8,534,531
  7,500      10/31/00  .......................................................      5.75          7,562,109
  5,000      06/30/00  .......................................................     5.875          5,067,188
 18,500      06/30/96  .......................................................      6.00         18,554,922
  2,500      10/15/99  .......................................................      6.00          2,544,141
 40,000      12/31/96  .......................................................     6.125         40,325,000
  3,000      05/31/00  .......................................................      6.25          3,082,969
 10,000      06/30/97  .......................................................     6.375         10,148,438
 20,000      01/15/00  .......................................................     6.375         20,625,000
 25,000      11/30/96  .......................................................      6.50         25,253,906
 10,000      04/30/00  .......................................................      6.75         10,464,062
 15,000      10/31/96  .......................................................     6.875         15,185,156
 40,000      09/30/96  .......................................................      7.00         40,487,500
 20,000      02/29/00  .......................................................     7.125         21,178,125
  5,000      02/15/98  .......................................................      7.25          5,184,375
                                                                                              -------------
                                                                                                264,250,547
                                                                                              -------------
             U.S. Treasury Strips (5.9%)
 10,000      05/15/96 (Principal)  ...........................................      0.00          9,753,003
  5,000      02/15/00 (Principal)  ...........................................      0.00          3,964,460
  4,000      02/15/00 (Coupon)  ..............................................      0.00          3,178,069
                                                                                              -------------
                                                                                                 16,895,532
                                                                                              -------------
             U.S. Treasury Bills (a) (0.8%)
  2,300      12/07/95 - 12/14/95  ............................................   5.38 - 5.86      2,296,133
                                                                                              -------------
             TOTAL INVESTMENTS (Identified Cost $278,795,355) (b)  ...........      98.5%       283,442,212
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  .................       1.5          4,331,874
                                                                                              -------------
             NET ASSETS  .....................................................     100.0%      $287,774,086
                                                                                              =============

------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes is $278,795,355; the aggregate gross unrealized appreciation is $4,842,969 and the aggregate gross unrealized depreciation is $196,112, resulting in net unrealized appreciation of $4,646,857.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995 (UNAUDITED)

ASSETS:
Investments in securities, at value
 (identified cost $278,795,355) ......................................    $283,442,212
Cash .................................................................          54,712
Receivable for:
  Interest ...........................................................       4,128,843
  Shares of beneficial interest sold .................................         879,984
Deferred organizational expenses .....................................          20,116
Prepaid expenses .....................................................          54,940
                                                                        --------------
  TOTAL ASSETS .......................................................     288,580,807
                                                                        --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased ..........................         475,035
  Plan of distribution fee ...........................................          83,108
  Investment management fee ..........................................          83,108
  Dividends to shareholders ..........................................          82,990
Accrued expenses .....................................................          82,480
                                                                        --------------
  TOTAL LIABILITIES ..................................................         806,721
                                                                        --------------
NET ASSETS:
Paid-in-capital ......................................................     300,449,845
Net unrealized appreciation ..........................................       4,646,857
Accumulated undistributed net investment income ......................         444,400
Accumulated net realized loss ........................................     (17,767,016)
                                                                        --------------
  NET ASSETS .........................................................    $287,774,086
                                                                        ==============
NET ASSET VALUE PER SHARE,
 28,644,531 shares outstanding (unlimited shares authorized of $.01
 par value) ..........................................................          $10.05
                                                                                ======

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)

NET INVESTMENT INCOME:
INTEREST INCOME .......................    $8,434,626
                                         ------------
EXPENSES
Plan of distribution fee ..............       477,209
Investment management fee .............       477,209
Transfer agent fees and expenses  .....        68,657
Registration fees .....................        50,555
Trustees' fees and expenses ...........        29,870
Professional fees .....................        26,902
Shareholder reports and notices  ......        16,180
Organizational expenses ...............        13,505
Custodian fees ........................         8,991
Other .................................         8,465
                                         ------------
  TOTAL EXPENSES ......................     1,177,543
                                         ------------
  NET INVESTMENT INCOME ...............     7,257,083
                                         ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................        65,643
Net change in unrealized appreciation       1,809,454
                                         ------------
  NET GAIN ............................     1,875,097
                                         ------------
NET INCREASE ..........................    $9,132,180
                                         ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX MONTHS     FOR THE YEAR
                                                         ENDED NOVEMBER 30,        ENDED
                                                                1995            MAY 31, 1995
------------------------------------------------------  ------------------  ------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income .................................     $  7,257,083          $  18,848,815
Net realized gain (loss) ..............................           65,643            (15,967,802)
Net change in unrealized appreciation/depreciation  ...        1,809,454             16,077,178
                                                         ------------------  ------------------
  NET INCREASE ........................................        9,132,180             18,958,191
Dividends from net investment income ..................       (7,253,247)           (18,580,804)
Net increase (decrease) from transactions in shares of
 beneficial interest ..................................       12,710,954           (243,210,264)
                                                         ------------------  ------------------
  TOTAL INCREASE (DECREASE) ...........................       14,589,887           (242,832,877)
NET ASSETS:
Beginning of period ...................................      273,184,199            516,017,076
                                                         ------------------  ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $444,400 and $440,564, respectively) ................     $287,774,086          $ 273,184,199
                                                         ==================  ==================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995 (unaudited) continued

temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $135,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan:
(1) compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995 (unaudited) continued

sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 1995, the distribution fee was accrued at the annual rate of 0.35%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 1995 aggregated $33,394,094 and 24,011,355, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $13,700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $20,277. At November 30, 1995, the Fund had an accrued pension liability of $31,475 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At May 31, 1995, the Fund had a net capital loss carryover of approximately $11,507,000 which will be available through May 31, 2003 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer such net capital losses of approximately $6,325,000 during fiscal 1995. As of May 31, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1995 (unaudited) continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                               FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                                   NOVEMBER 30, 1995                 MAY 31, 1995
                                            -----------------------------  ------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                            -------------  --------------  --------------  --------------
Shares sold ...............................    8,018,800     $ 80,145,427     13,555,042    $ 133,430,704
Shares issued in reinvestment of dividends       595,809        5,952,960      1,536,708       15,079,568
                                            -------------  --------------  --------------  --------------
                                               8,614,609       86,098,387     15,091,750      148,510,272
Shares repurchased ........................   (7,342,406)     (73,387,433)   (39,933,119)    (391,720,536)
                                            -------------  --------------  --------------  --------------
Net increase (decrease) ...................    1,272,203     $ 12,710,954    (24,841,369)   $(243,210,264)
                                            =============  ==============  ==============  ==============


DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                             FOR THE SIX         FOR THE YEAR ENDED MAY 31   AUGUST 13, 1991*
                                            MONTHS ENDED      -----------------------------      THROUGH
                                          NOVEMBER 30, 1995    1995        1994      1993     MAY 31, 1992
----------------------------------------  -----------------   -------    -------    ------   --------------
                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of period ...................    $9.98            $ 9.88       $10.34     $10.21    $10.00
                                          -----------------  -------      -------    -------   -------
Net investment income ...................     0.27              0.49         0.49       0.54      0.44
Net realized and unrealized gain (loss)       0.07              0.10        (0.45)      0.13      0.20
                                          -----------------  -------      -------    -------   -------
Total from investment operations  .......     0.34              0.59         0.04       0.67      0.64
                                          -----------------  -------      -------    -------   -------
Less dividends and distributions from:
 Net investment income ..................    (0.27)            (0.49)       (0.50)     (0.53)    (0.43)
 Net realized gain ......................     --                --           --        (0.01)     --
                                          -----------------  -------      -------    -------   -------
Total dividends and distributions  ......    (0.27)            (0.49)       (0.50)     (0.54)    (0.43)
                                          -----------------  -------      -------    -------   -------
Net asset value, end of period ..........   $10.05            $ 9.98       $ 9.88     $10.34    $10.21
                                          =================  =======      =======    =======   =======
TOTAL INVESTMENT RETURN .................     3.45%(1)          6.22%        0.25%      6.75%     6.55%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ................................     0.86%(2)          0.84%        0.79%      0.80%     0.79%(2)(3)
Net investment income ...................     5.31%(2)          4.93%        4.74%      5.18%     5.49%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands   $287,774          $273,184     $516,017   $584,206  $523,555
Portfolio turnover rate .................       9%(1)             30%          49%        21%       12%(1)

------------

   *   Commencement of operations.

   (1) Not annualized.

   (2) Annualized.

   (3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 0.81% and 5.47%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS






TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST


SEMIANNUAL REPORT
NOVEMBER 30, 1995